Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/David L. Bodde David L. Bodde

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of February 2005.

/s/Mark A. Ernst Mark A. Ernst

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 9th day of February 2005, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Paula C. Panarisi Notary Public

My Commission Expires:
12-25-08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/Randall C. Ferguson, Jr. Randall C. Ferguson, Jr.

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/William K. Hall William K. Hall

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/Luis A. Jimenez Luis A. Jimenez

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/James A. Mitchell James A. Mitchell

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/William C. Nelson William C. Nelson

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	Ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/Linda H. Talbott Linda H. Talbott

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	Ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2005.

/s/Robert H. West Robert H. West

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 1st day of February 2005, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman Notary Public

My Commission Expires:
April 8, 2008